Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
800907AG2
55932RAE7
35687MAC1
Issuer
SANMINA-SCI CORP
MAGNACHIP SEMICONDUCTOR
FREESCALE SEMICONDUCTOR
Underwriters
BoA, Citigroup, Merrill Lynch, ABN AMRO,
DBSI, Key Capital, Piper Jaffray, Scotia
Capital, Wells Fargo
UBS, Citigroup, Goldman Sachs, JP Morgan,
DBSI
Citigroup, Goldman Sachs, JP Morgan, Bof A,
CSFB, DBSI, Merrill Lynch, ABN Amro
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SANM 6.75% 3/1/2013
MAGSMI 8% 12/15/2014
FSL 7.125% 7/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Co-Manager
Co-Lead Manager
Name of underwriter or dealer from which purchased
SALS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/16/2005
12/16/2004
7/16/2004
Total amount of offering sold to QIBs
400,000,000
250,000,000
 $                                                 500,000,000
Total amount of any concurrent public offering
0
0
 $                                                                -
Total
400,000,000
250,000,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.10%
2.50%
Rating
B1/B
B2/B-
Ba2/BB+
Current yield
6.75%
8.00%
7.13%
Benchmark vs Spread (basis points)
270 bp
276 bp
275 bp

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
45820EAK82
019579760
65250GAC8
Issuer
INTELSAT BERMUDA LTD
KABEL DEUTSCHLAND GMBH
NEW SKIES SATELLITES NV
Underwriters
CSFB, DBSI, Lehman Brothers
Deutsche Bank AG London, Citigroup,
Goldman Sachs, Morgan Stanley
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
INTEL 8.25% 1/15/2013
KABEL 10.625% 7/1/2014
NSKIES 9.125% 11/1/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Lead Manager
Lead Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/24/2005
6/24/2004
10/22/2004
Total amount of offering sold to QIBs
875,000,000
610,000,000
125,000,000
Total amount of any concurrent public offering
0
0
0
Total
875,000,000
610,000,000
125,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.59%
2.75%
Rating
B2/B+
B2/B
Caa1/B-
Current yield
8.25%
10.63%
9.13%
Benchmark vs Spread (basis points)
425 bp
600 bp
538 bp

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
06738C828
4042Q1AA5
46627NAA3
Issuer
BARCLAYS BANK PLC
HSBC BANK USA
JP MORGAN CPAITAL XV
Underwriters
Barclays Capital, BNP Paribas, Citigroup,
CSFB, Goldman Sachs, JP Morgan, Merrill
Lynch, Morgan Stanley, UBS, DBSI, Wachovia
HSBC
JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BACR 6.278% 12/15/2034
HSBC 5.875% 11/1/2034
JPM 5.875% 3/15/2035
Is the affiliate a manager or co-manager of offering?
Jr. Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/1/2005
10/18/2004
3/10/2005
Total amount of offering sold to QIBs
1,000,000,000
1,000,000,000
1,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
1,000,000,000
1,000,000,000
Public offering price
 $                                                         100.00
 $                                                           99.47
 $                                                           99.41
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.88%
1.00%
Rating
Aa3/A+
Aa3/A+
A-/A
Current yield
6.28%
5.91%
5.92%
Benchmark vs Spread (basis points)
200 bp
100 bp
140 bp


Security Purchased
Comparison Security
Comparison Security
Cusip
018772AA1
03075WAA1
170032AQ9
Issuer
ALLIANCE ONE INTL INC
AMERIQUAL GROUP LLC/FIN
CHIQUITA BRANDS INTL
Underwriters
DBSI, Wachovia, ING Financial
Jefferies
Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AOI 11% 5/15/2012
AMERIQ 9% 4/1/2012
CQB 7.5% 11/1/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/10/2005
3/24/2005
9/21/2004
Total amount of offering sold to QIBs
315,000,000
105,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
315,000,000
105,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.50%
1.38%
Rating
B2/B
B1/B+
B3/B-
Current yield
11.00%
9.00%
7.50%
Benchmark vs Spread (basis points)
703 bp
497 bp
420 bp

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
020002AS0
59156RAJ7
37247DAB2
Issuer
ALLSTATE CORP
METLIFE INC
GENWORTH FINANCIAL INC
Underwriters
Goldman Sachs, Merrill Lynch, BoA, JP
Morgan, Lehman Brothers, Morgan Stanley,
Bank of New York, Citigroup, CSFB, DBSI,
Piper Jaffray, UBS Wells Fargo
BoA, Citigroup, DBSI, HSBC, Ramirez,
Wachovia
Citigroup, DBSI, Lehman
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ALL 5.55% 5/9/2035
MET 6.375% 6/15/2034
GNW 6.5% 6/15/2034
Is the affiliate a manager or co-manager of offering?
Jr. Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/4/2005
5/26/2004
6/9/2004
Total amount of offering sold to QIBs
800,000,000
750,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
800,000,000
750,000,000
300,000,000
Public offering price
 $                                                           99.51
 $                                                           99.47
 $                                                           98.74
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.88%
0.88%
Rating
A1/A+
A2/A
A2/A
Current yield
5.58%
6.42%
6.60%
Benchmark vs Spread (basis points)
99 bp
103 bp
105 bp


Security Purchased
Comparison Security
Comparison Security
Cusip
14040HAK1
947890AF6
14040HAJ4
Issuer
CAPITAL ONE FINANCIAL
WEBSTER FINANCIAL CORP
CAPITAL ONE FINANCIAL
Underwriters
BoA, DBSI
Sanler O'Neill, Friedman Billings Ramsey,
Keefe Bruyette & Woods
JP Morgan, Lehman Brothers, BoA, Barclays,
CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
COF 4.8% 2/21/2012
WBS 5.125% 4/15/2014
COF 6.25% 11/15/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/15/2005
4/6/2004
11/3/2003
Total amount of offering sold to QIBs
300,000,000
150,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
300,000,000
150,000,000
300,000,000
Public offering price
 $                                                           99.64
 $                                                           99.52
 $                                                           99.53
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.65%
0.75%
Rating
Baa3/BBB-
Baa3/BBB-
Baa3/BBB-
Current yield
4.86%
5.19%
6.32%
Benchmark vs Spread (basis points)
95 bp
100 bp
98 bp

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
40429CCQ3
12557WKL4
78490FDE6
Issuer
HSBC FINANCE CORP
CIT GROUP INC
SLM CORP
Underwriters
HSBC, BoA, Citigroup, CSFB, DBSI, JP
Morgan
BoA, Incapital
Lasalle
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HSBC 4.75% 4/15/2010
CIT 4.3% 3/15/2010
SLMA 4.2% 6/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
HSBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/13/2005
3/21/2005
5/19/2003
Total amount of offering sold to QIBs
750,000,000
1,832,000,000
355,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
1,832,000,000
355,000
Public offering price
 $                                                           99.68
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.75%
0.35%
Rating
A1/A
A2/A
A2/A
Current yield
4.82%
4.30%
4.20%
Benchmark vs Spread (basis points)
77 bp
77 bp
58 bp

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
26882PAS1
26884AAH6
950590AK5
Issuer
ERAC USA FINANCE COMPANY
ERP OPERATING LP
WENDY'S INTERNATIONAL
Underwriters
Goldman Sachs, JP Morgan, Barclays, BNP
Paribas, BTM Capital, DBSI, Dresdner, RBC,
Wells Fargo
Citigroup
Goldman Sachs, Banc One, Bear Stearns,
CSFB, Fleet, JP Morgan, Ladenburg, Lehman
Brothers, Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ENTERP 5.6% 5/1/2015
EQR 6.584% 4/13/2015
WNE 6.2% 6/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/13/2005
4/8/2005
6/10/2002
Total amount of offering sold to QIBs
500,000,000
300,000,000
225,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
300,000,000
225,000,000
Public offering price
 $                                                           99.85
 $                                                         108.31
 $                                                           99.71
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.38%
0.68%
Rating
Baa1/BBB+
Baa1/BBB+
Baa1/BBB+
Current yield
5.62%
5.47%
6.24%
Benchmark vs Spread (basis points)
175 bp
101 bp
90 bp

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
23326LAA0
162456AM9
171340AD4
Issuer
DEL LABORATORIES INC
CHATTEM INC
CHURCH & DWIGHT CO INC
Underwriters
Bear Stearns, JP Morgan, DSBI
BofA, Morgan Stanley
Citigroup, JP Morgan, Mitsubishi, Natcity, PNC
Capital, Scotia Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CMS 6.3% 2/1/2012
CHTT 7% 3/14/2012
CHD 6% 12/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Bear Stearns
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/19/2005
2/10/2004
12/15/2004
Total amount of offering sold to QIBs
175,000,000
125,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
175,000,000
125,000,000
250,000,000
Public offering price
 $                                                           99.34
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.13%
1.75%
Rating
B3/CCC+
B2/B
Ba3/B+
Current yield
8.12%
7.00%
6.00%
Benchmark vs Spread (basis points)
417 bp
245 bp
169 bp

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
125896AX8
00130HBC8
019471152
Issuer
CMS ENERGY
AES CORPORATION
SWIFT ENERGY CO
Underwriters
Citigroup, DBSI, BNP Paribas, Wedbush
Citigroup, DBSI, ABN Amro, BofA, BNP
Paribas, Credit Lyonnais, CSFB, Lehman
Brothers, Merrill Lynch, UBS
CSFB, Banc One, BNP Paribas, CIBC, DBSI,
Jefferson
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CMS 6.3% 2/1/2012
ES 7.75% 3/1/2014
SFY  7.625% 7/15/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/13/2005
2/10/2004
6/9/2004
Total amount of offering sold to QIBs
150,000,000
500,000,000
150,000,000
Total amount of any concurrent public offering
0
0
0
Total
150,000,000
500,000,000
150,000,000
Public offering price
 $                                                           99.82
 $                                                           98.29
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.15%
2.25%
Rating
B1/B+
B1/B-
B1/BB-
Current yield
6.33%
8.02%
7.63%
Benchmark vs Spread (basis points)
237 bp
390 bp
314 bp

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
171871AF3
161175AD6
45820EAK82
Issuer
CINCINNATI BELL INC
CHARTER COMM OPT LLC
INTELSAT BERMUDA LTD
Underwriters
BoA, CSFB, Lehman Brothers, BNY Capital,
DBSI, Goldman Sachs, Harris Nesbitt, ING,
Keybanc, Merrill Lynch, Morgan Stanley, PNC
Capital, RBS, SG Corporate, Wachovia
BoA, Citigroup, CSFB, JP Morgan, ABN
AMRO, Bank of NY, Bank of Montreal, BNP
Paribas, Credit Lyonnais, DBSI, Morgan
Stanley, Rabobank, Royal Bank of Scotland,
Scotia, Societe Generale
CSFB, DBSI, Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CBB 8.375% 1/15/2014
CHRT 8.75% 4/30/2014
INTEL 8.25% 1/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
BoA
N/A
CSFB
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/2/2005
4/20/2004
1/24/2005
Total amount of offering sold to QIBs
100,000,000
400,000,000
875,000,000
Total amount of any concurrent public offering
0
0
0
Total
100,000,000
400,000,000
875,000,000
Public offering price
 $                                                         102.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.88%
2.50%
Rating
B3/B-
B2/B-
B2/B+
Current yield
7.98%
8.75%
8.25%
Benchmark vs Spread (basis points)
237 bp
399 bp
425 bp


Security Purchased
Comparison Security
Comparison Security
Cusip
171871AG1
161175AD6
45820EAK82
Issuer
CINCINNATI BELL INC
CHARTER COMM OPT LLC
INTELSAT BERMUDA LTD
Underwriters
BoA, CSFB, Lehman Brothers, BNY Capital,
DBSI, Goldman Sachs, Harris Nesbitt, ING,
Keybanc, Merrill Lynch, Morgan Stanley, PNC,
RBS, SG, Wachovia
BoA, Citigroup, CSFB, JP Morgan, ABN
AMRO, Bank of NY, Bank of Montreal, BNP
Paribas, Credit Lyonnais, DBSI, Morgan
Stanley, Rabobank, Royal Bank of Scotland,
Scotia, Societe Generale
CSFB, DBSI, Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CBB 7% 2/15/2015
CHRT 8.75% 4/30/2014
INTEL 8.25% 1/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
BoA
N/A
CSFB
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/2/2005
4/20/2004
1/24/2005
Total amount of offering sold to QIBs
250,000,000
400,000,000
875,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
400,000,000
875,000,000
Public offering price
 $                                                         102.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.88%
2.50%
Rating
B1/B-
B2/B-
B2/B+
Current yield
6.67%
8.75%
8.25%
Benchmark vs Spread (basis points)
285 bp
399 bp
425 bp


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BM8
165167BK2
165167BJ5
Issuer
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
BoA, CSFB, DBSI, Lehman Brothers, UBS,
Bear Stearns, BNP Paribas, Citigroup, Morgan
Stanley, ABN Amro, Bosc, Calyon, Comerica,
Fortis, Harris, Piper Jaffray, RBC, RBS
BoA, CSFB, DBSI, Lehman Brothers, UBS,
Bear Stearns, BNP Paribas, Citigroup,
Comerica, Morgan Stanley, Raymond James,
RBC, Suntrust, TD Waterhouse, Wells Fargo
BoA, Bear Stearns, Lehman Brothers, Morgan
Stanley, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 6.625% 1/15/2016
CHK 6.375% 6/15/2015
CHK 7 8/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
Lehman Brothers
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/13/2005
12/1/2004
8/15/2004
Total amount of offering sold to QIBs
600,000,000
600,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
600,000,000
300,000,000
Public offering price
 $                                                           99.07
 $                                                           99.06
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.63%
1.75%
1.75%
Rating
Ba3/BB-
Ba3/BB-
Ba3/BB-
Current yield
6.75%
6.50%
7.00%
Benchmark vs Spread (basis points)
238 bp
215 bp
203 bp

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
15101QAC2
87922RAD4
800907AG2
Issuer
CELESTICA INC
TELCORDIA TECHNOLOGIES
SANMINA-SCI CORP
Underwriters
BoA, Citigroup, DBSI, CIBC, Keybank, RBC
Capital, Scotia Capital, Wachovia
Bear Stearns, DBSI, JP Morgan, Lehman
Brothers
BoA, Citigroup, Merrill Lynch, ABN Amro,
DBSI, Key Capital, Piper Jaffray, Scotia
Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CLS 7.625% 7/1/2013
TELCOR 10% 3/15/2013
SANM 6.75% 3/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/16/2005
3/11/2005
2/16/2005
Total amount of offering sold to QIBs
250,000,000
300,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
300,000,000
400,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
2.75%
2.00%
Rating
B2/B
B-/B-
B1/B
Current yield
7.63%
10.00%
6.75%
Benchmark vs Spread (basis points)
370 bp
756 bp
368 bp


Security Purchased
Comparison Security
Comparison Security
Cusip
797440BF0
079860AK8
46627NAA3
Issuer
SAN DIEGO GAS & ELECTRIC
BELLSOUTH CORP
JP MORGAN CHASE CAP XV
Underwriters
Goldman Sachs, UBS, BoA, Calyon, DBSI,
SG Cowen
JP Morgan, Lehman Brothers, Morgan Stanley
JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SRE 5.35% 5/15/2035
BLS 6% 11/15/2034
JPM 5.875% 3/15/2035
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Scahs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/16/2005
11/8/2004
3/10/2005
Total amount of offering sold to QIBs
250,000,000
700,000,000
1,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
700,000,000
1,000,000,000
Public offering price
 $                                                           99.88
 $                                                           98.64
 $                                                           99.41
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.88%
1.00%
Rating
A1/A+
A2/A
A1/A-
Current yield
5.36%
6.10%
5.92%
Benchmark vs Spread (basis points)
88 bp
136 bp
144 bp

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
74913GAL9
74913GAD7
62941FAE8
Issuer
QWEST CORPORATION
QWEST CORPORATION
NTL CABLE PLC
Underwriters
DBSI, Merrill Lynch, BoA, UBS
DBSI, Goldman Sachs, Lehman Brothers,
BoA, CSFB, Wachovia, BNY Capital,
Citigroup, Royal Bank of Scotland, Wells
Fargo
CSFB, DBSI, Goldman Sachs, Morgan
Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
QUS FRN 6/15/2013
QUS 7.875% 9/1/2011
NTLI 0% 10/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/8/2005
8/12/2004
4/2/2004
Total amount of offering sold to QIBs
750,000,000
825,000,000
100,000,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
825,000,000
100,000,000
Public offering price
 $                                                         100.00
 $                                                           98.68
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
1.50%
2.50%
Rating
Ba3/BB-
Ba3/BB-
B3/B-
Current yield
6.67%
8.15%
8.65%
Benchmark vs Spread (basis points)
325 bp
336 bp
536 bp
Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
65474YAD7
65474XAD9
23383VCH1
Issuer
NISSAN AUTO RECEIVABLES OWNER
TRUST
NISSAN AUTO RECEIVABLES OWNER
TRUST
DAIMLER CHYSLER AUTO TRUST
Underwriters
DBSI, ABN AMRO, JP Morgan, Merrill Lynch,
Morgan Stanley, SG Corporate, Williams
Capital
ABN AMRO, Citigroup, DBSI, JP Morgan,
Merrill Lynch, SG Corporate, Williams Capital
Citigroup, Barclays, DBSI, ABN AMRO, BoA,
Banc One, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NAROT 2005-A A4 3.82% 7/15/2010
NAROT 2004-C A4 2.85% 3/15/2010
DCAT 2004-A A4 2.58% 4/8/2009
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
Co-Manager
Co-Lead Manager
Name of underwriter or dealer from which purchased
Citigroup, Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/5/2005
9/8/2004
3/4/2004
Total amount of offering sold to QIBs
324,345,000
318,220,000
282,000,000
Total amount of any concurrent public offering
0
0
0
Total
324,345,000
31,822,000
282,000,000
Public offering price
 $                                                           99.98
 $                                                         100.00
 $                                                           99.31
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.22%
0.23%
0.25%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
3.82%
2.85%
1.40%
Benchmark vs Spread (basis points)
1 bp
0 bp
0 bp

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
635192AA5
018956403
606866AA9
Issuer
NATIONAL CAPITAL TRUST II
SKANDINAVISKA ENSKILDA
MIZUHO FINANCE
Underwriters
DBSI, Merrill Lynch
Merrill Lynch, UBS
DBSI, Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NAB 5.486% 12/29/2049
SEB 4.958% 3/29/2049
MIZUHO 5.79% 4/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/16/2005
3/19/2004
2/27/2004
Total amount of offering sold to QIBs
800,000,000
500,000,000
1,500,000,000
Total amount of any concurrent public offering
0
0
0
Total
800,000,000
500,000,000
1,500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           99.95
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.60%
0.65%
Rating
A2/A-
A2/BBB+
A2/BBB+
Current yield
5.49%
4.96%
5.79%

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
630195907
JP3831450006
JP3530100001
Issuer
JUPITER TELECOMMUNICATIONS
BRAINNAVI CO LTD
CHINTAI JUTAKU NEWS CO LTD
Underwriters
Goldman Sachs, Nikko, Daiwa, Mitsubishi,
Mizuho, Nomura, DBSI
Toyo, Ace, Aizawa, Cosmo, DLJ Direct,
Matsui, Mito, Mikko, Okasan
UFJ Tsubasa, Cosmo, Marusan, Matsui, Mito,
Mitsubishi, Mizuho, Monex, Okasan, Shinko,
SMBC
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
4817 JP
2388 JP
2420 JP
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/14/2005
1/28/2004
11/15/2004
Total dollar amount of offering sold to QIBs
 $                                                 911,420,000
 $                                                     2,490,000
 $                                                   75,230,000
Total dollar amount of any concurrent public offering
 $                                                                  -
 $                                                                  -
 $                                                                  -
Total
 $                                                 911,420,000
 $                                                     2,490,000
 $                                                   75,230,000
Public offering price
 $                                                         762.52
 $                                                         969.64
 $                                                     17,909.81
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
$38.15
$77.57
$126.95
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
93443MAA9
018606AE3
90338WAF0
Issuer
WARNER CHILCOTT CORP
ALLIANCE IMAGING
US ONCOLOGY INC
Underwriters
CSFB, DBSI, JP Morgan, Morgan Stanley
Citigroup, DBSI
Citigroup, JP Morgan, Wachovia, DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WCRX 8.75% 2/1/2015
AIQ 7.25% 12/15/2012
USON 10.75% 8/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
Citigroup
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/13/2005
12/9/2004
8/4/2004
Total amount of offering sold to QIBs
600,000,000
150,000,000
275,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
150,000,000
275,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.50%
2.50%
Rating
Caa1/CCC+
B3/B-
B3/B-
Current yield
8.75%
7.25%
10.75%
Benchmark vs Spread (basis points)

300 bp
634 bp

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
46031W204
684010101
03957A104
Issuer
INTERNATIONAL SECURITIES EXCHANGE
OPTIONSXPRESS
ARCHIPELAGO HOLDINGS
Underwriters
Bear Stearns, Morgan Stanley, BoA, DBSI,
Goldman Sachs, Merrill Lynch, UBS
Goldman Sachs, Merrill Lynch, Raymond
James, Sandler O'Neill, William Blair
Goldman Sachs, JP Morgan, BoA, CSFB,
Lehman Brothers, Merrill Lynch, Piper Jaffray
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
ISE US
OXPS US
AX US
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Bear Stearns
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/8/2005
1/26/2005
8/11/2004
Total dollar amount of offering sold to QIBs
 $                                                   18,089,000
 $                                                   19,800,000
 $                                                   12,650,000
Total dollar amount of any concurrent public offering
 $                                                                  -
 $                                                                  -
 $                                                                  -
Total
 $                                                   18,089,000
 $                                                   19,800,000
 $                                                   12,650,000
Public offering price
 $                                                           18.00
 $                                                           16.50
 $                                                           11.50
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
1.26%
1.16%
0.81%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A